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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              000-23265                                94-3267443
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      (Commission file Number)                   (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------

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Item 5.  Other Events and Regulation FD Disclosure

     Salix Pharmaceuticals, Ltd. issued two press releases today. The first press release announced the implementation of strategic modifications to its leadership structure.

     The second press release announced that it has in-licensed rights to a pellet formulation of Mesalamine, used for the treatment of acute episodes and the maintenance of remission of ulcerative colitis, under an agreement with Dr. Falk Pharma GmbH (Frieburg, Germany).

     Both of these press releases are attached as exhibits.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

     99.1  Press Release dated July 15, 2002
     99.2  Press Release dated July 15, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SALIX PHARMACEUTICALS, LTD.


Date: July 15, 2002               By: /s/ Adam C. Derbyshire
                                      --------------------------------
                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer